SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	December 2, 2005
(Date of earliest event reported)	December 2, 2005

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 29, 2005, ONEOK, Inc. will redeem the entire $300 million outstanding principal amount of its 7.75% senior notes due August 15, 2006.

These senior notes will be redeemed in accordance with the terms under which they were issued. Pursuant to those terms, the redemption price for the senior notes will be equal to the greater of: (i) 100% of the principal amount of such senior notes, or (ii) the discounted present value of the remaining scheduled payments of principal and interest, plus accrued interest to December 29, 2005.

JPMorgan Chase Bank, N.A. is the indenture trustee and will also serve as the agent for the purpose of the redemption.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	December 2, 2005	By:	/s/ Jim Kneale
Jim Kneale
Executive Vice President -- Finance and Administration and Chief Financial Officer (Principal Financial Officer)

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